Exhibit 10.6

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of February 2, 2006 by and among Indalex Holdings Finance, Inc., a Delaware corporation (the “Company”), and each Person whose name appears on the signature page hereto under the heading “Purchasers” (collectively, “Purchasers”). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.

WHEREAS, the Company desires to sell to Purchasers, and Purchasers desire to buy from the Company an aggregate of 3,037 shares of Non-Voting Common Stock (the “Shares”) in the amounts set forth on the Schedule of Purchasers (as defined herein);

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Sale of Common Stock and Closing.

(a)           Sale of the Shares. At the Closing and upon the terms and conditions set forth in this Agreement, the Company shall sell, transfer, and assign to Purchasers and Purchasers shall purchase from the Company, all of the right, title, and interest in and to the Shares in the amounts set forth on the Schedule of Purchasers.

(b)           Deliveries by each Purchaser. At the Closing, each Purchaser shall deliver to the Company (i) a cashier’s check or wire transfer of immediately available funds to a bank account designated by the Company in the amounts set forth on the Schedule of Purchasers, (ii) an executed signature page to the Stockholders’ Agreement in form and substance attached hereto as Exhibit A, and (iii) such other documents relating to the transactions contemplated by this Agreement as the Company or its special counsel may reasonably request.

2.             The Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP in Chicago, Illinois at 10 a.m. on the date hereof, or at such other place or on such other date as may be mutually agreeable to the Company and Purchasers.

3.             Representations and Warranties of the Company. The Company hereby represents and warrants to Purchasers that:

(a)           Authorization; No Breach. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale, and issuance of the Securities hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge, or encumbrance upon the Company’s capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate, or accelerate any obligation under,

(v) result in a violation of, or (vi) require any authorization, consent, approval, exemption, or other action by or notice to any court or administrative or governmental body to, its governing documents or any material law, statute, rule, or regulation to which the Company is subject, or any material agreement, instrument, order, judgment, or decree to which the Company or any subsidiary is subject, except where any such condition would not have a material adverse effect on the Company.

4.             Representations and Warranties of Each Purchaser.

(a)           Each Purchaser hereby represents and warrants to the Company that: (i) each of the representations and warranties made by such Purchaser to the Company in the Stockholders’ Agreement are true and correct in all respects; (ii) such Purchaser has, independently and without reliance upon the Company and based on such documents and information as he has deemed appropriate, made his own investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company; (iii) the execution, delivery, and performance of this Agreement and the other agreements contemplated hereby have been duly authorized by such Purchaser and do not require such Purchaser to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any law or regulation applicable to such Purchaser or other governing documents or any agreement or instrument to which such Purchaser is a party or by which such Purchaser is bound; and (iv) this Agreement and the other agreements contemplated hereby constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies.

(b)           Each Purchaser (i) has received and carefully read a copy of the Stockholders’ Agreement attached hereto as Exhibit A; (ii) has been given the opportunity to consult with independent legal counsel regarding his, her or its rights and obligations under the Stockholders’ Agreement and has consulted with such independent legal counsel regarding the foregoing (or, after carefully reviewing the Stockholders’ Agreement, has freely decided not to consult with independent legal counsel); and (iii) fully understands the terms and conditions contained in the Stockholders’ Agreement and agrees that the terms therein will be binding and enforceable against him, her or it immediately following the Closing. Each Purchaser acknowledges receipt of and understands the terms of the Company’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit B.

(c)           Each Purchaser hereby represents and warrants to the Company that such Purchaser (i) is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission) or (ii) by reason of such Purchaser’s business and financial experience, and the business and financial experience of those retained by such Purchaser to advise such Purchaser with respect to such Purchaser’s investment in the Securities being purchased hereunder, such Purchaser, together with such advisors, has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.

(d)           Each Purchaser acknowledges that Indalex Holding Corp., a Subsidiary of the Company (“Indalex”), is a party to a Management Services Agreement, dated February 2, 2006 (the “MSA”), with an affiliate of Sun Indalex, LLC (“Sun”), that requires (as of the date hereof) Indalex to pay annual consulting services fees to such affiliate in an amount equal to the greater of $1,000,000 or 2.0% of EBITDA (as defined therein), such fees to be paid quarterly in advance. In addition, the MSA provides that Indalex is to pay a fee equal to 1% of the aggregate consideration paid to or by Indalex or to or by any of its direct or indirect Subsidiaries or shareholders as a result of a refinancing, restructuring, equity or debt offering, acquisition, merger, consolidation, business combination, sale or divestiture of all or substantially all of the assets or the outstanding shares of the capital stock of or involving Indalex or any of the direct or indirect subsidiaries or shareholders of Indalex.

5.             Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Non-Voting Common Stock” has the meaning set forth in the Stockholders Agreement.

“Person” means an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

“Restricted Securities” means the Securities. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and, if such Restricted Securities have been certificated, new certificates for them not bearing the Securities Act legend set forth in Section 6(d) have been delivered by the Company in accordance with Section 6. Whenever any particular securities of the Company cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, to the extent such Restricted Security was certificated, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 6(d).

“Schedule of Purchasers” means the Schedule of Purchasers attached hereto and made a part hereof.

“Securities” means all the shares of Non-Voting Common Stock currently owned or hereafter acquired by Purchasers. Securities will continue to be Securities in the hands of any holder other than Purchasers (except for the Company), and except as otherwise provided herein, each such other holder of Securities will succeed to all rights and obligations attributable to a Purchaser as a holder of Securities hereunder. The Securities will also include any shares of capital stock of the Company issued with respect to the Securities by way of a stock split, stock dividend or other recapitalization.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stockholders Agreement” means the Stockholders’ Agreement of the Company, dated as of February 2, 2006, by and among the Company, Sun and the other parties signatory thereto in the form of Exhibit A attached hereto.

“Subsidiaries” means any corporation or other entity of which the securities or other ownership interests having the voting power to elect a majority of the board of directors or other governing body are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

6.             Securities Law and Other Restrictions on Transfer of the Securities.

(a)           The Securities are restricted securities transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange

Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 6(b) below, any other legally available means of transfer.

(b)           In connection with the transfer of any Restricted Securities (other than a transfer described in clauses (i) or (ii) of Section 6(a) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, to the extent the Restricted Securities were certificated, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 6(d). If the Company is not required to deliver new certificates without such legend for such Restricted Securities, the Purchasers shall not transfer the same until the prospective transferee has confirmed to the Company in writing his, her, or its agreement to be bound by the conditions contained in this Section 6.

(c)           If any Restricted Security becomes eligible for sale pursuant to Rule 144(k) and to the extent such Restricted Security was certificated, the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 6(d) below from the certificates for such Restricted Securities provided that such holder has previously delivered to the Company an opinion of counsel that Rule 144(k) applies and that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act. Each opinion of counsel delivered to the Company under this Section 6 shall be in form and substance reasonably satisfactory to the Company.

(d)           Each certificate or instrument representing Restricted Securities, if any, shall be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON FEBRUARY 2, 2006, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN A STOCKHOLDERS’ AGREEMENT, DATED AS OF FEBRUARY 2, 2006 AS AMENDED AND MODIFIED FROM TIME TO TIME, GOVERNING THE ISSUER HEREOF, AND BY AND AMONG CERTAIN INVESTORS (THE “STOCKHOLDERS’ AGREEMENT”). THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ALSO BE SUBJECT TO ADDITIONAL TRANSFER RESTRICTIONS, CERTAIN VESTING PROVISIONS, REPURCHASE OPTIONS, OFFSET RIGHTS AND FORFEITURE PROVISIONS SET FORTH IN THE STOCKHOLDERS’ AGREEMENT AND/OR A SEPARATE AGREEMENT WITH THE INITIAL HOLDER. A COPY OF SUCH CONDITIONS,

REPURCHASE OPTIONS AND FORFEITURE PROVISIONS SHALL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO CERTAIN AGREEMENTS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF FEBRUARY 2, 2006, AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG THE ISSUER, SUN INDALEX, LLC AND THE ORIGINAL HOLDER HEREOF, AND THE ISSUER RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

(e)           Notwithstanding anything to the contrary contained herein, the Securities are also subject to the restrictions on transfer set forth in the Stockholders’ Agreement.

7.             General Provisions.

(a)           Survival of Representations. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a party or on its behalf.

(b)           Expenses. Each Purchaser will bear its own costs and expenses (including attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, and consummation of this Agreement and the transactions contemplated hereby.

(c)           Place of Payments with Respect to the Securities. All payments to be made to a Purchaser with respect to the Securities shall be delivered to such Purchaser’s address as set forth in Section 7(d) below or to such other person or account as such Purchaser may from time to time specify to the Company by prior written notice.

(d)           Notices. Any notice, request, instruction, or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (i) when received if given in person, (ii) on the date of transmission if sent by telex, telecopy, or other wire transmission (with answer back confirmation of such transmission), (iii) upon delivery, if delivered by a nationally known commercial courier service providing next day delivery service (such as Federal Express), or (iv) upon delivery, or refusal of delivery, if deposited in the U.S. mail, certified or registered mail, return receipt requested, postage prepaid:

If to the Company, to it at:

Indalex Holdings Finance, Inc.

c/o Sun Capital Partners, Inc.

5200 Town Center Circle, Suite 470

Boca Raton, Florida  33486

Attention:                                         Marc J. Leder; Rodger R. Krouse

C. Deryl Couch

Telecopy No.:                     561.394.0540

with a copy to:

Sun Capital Advisors IV, LP

5200 Town Center Circle, Suite 470

Boca Raton, Florida  33486

Attention:                                         Marc J. Leder; Rodger R. Krouse

C. Deryl Couch

Telecopy No.:                     561.394.0540

and

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois 60601

Attention:                                         Douglas C. Gessner

Telecopy No.                        312.861.2200

If to any Purchaser, to such Purchaser at the address set forth on the Schedule of Purchasers;

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

(e)           Transfers in Violation of Agreement. Any transfer or attempted transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Securities as the owner of such stock for any purpose.

(f)            Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(g)           Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(h)           Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement; provided, that upon execution and delivery hereof to the Company by any Purchaser, this Agreement shall be binding upon such Purchaser, without regard to whether any additional Purchaser(s) execute and deliver counterparts hereof.

(i)            Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by any of the parties hereto and their respective successors and assigns (including subsequent holders of Securities); provided that the rights and obligations of

Purchasers under this Agreement shall not be assignable except in connection with a transfer of the Securities in accordance with the provisions of this Agreement and the Stockholders’ Agreement.

(j)            Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(k)           Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(l)            Waiver of Trial By Jury. Each of the parties to this Agreement irrevocably and unconditionally waives the right to a trial by jury in any action, suit or proceeding arising out of, connected with or relating to this Agreement, the matters contemplated hereby, or the actions of the parties in the negotiation, administration, performance or enforcement of this Agreement.

(m)          Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys’ fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party in its sole discretion may apply to any court of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(n)           Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the date first written above.

INDALEX HOLDINGS FINANCE, INC.

By:	/s/ Matthew Garff
Name:	Matthew Garff
Title:	Vice President

Signature Page to Securities Purchase Agreement

PURCHASERS:

H.I.G. SUN PARTNERS, INC.

/s/ Sami Mnaymnen
Name:	Sami Mnaymnen
Title:	Co-President

/s/ Glenn Oken
Glenn Oken

/s/ Gary Talarico
Gary Talarico

/s/ Timothy Stubbs
Timothy Stubbs

Purchasers’ Signature Page to Securities Purchase Agreement

Schedule of Purchasers

Purchasers	No. Shares of Voting Common Stock	No. Shares of Non- Voting Common Stock	Purchase Price
H.I.G. Sun Partners, Inc. 1001 Brickell Bay Drive 27th Floor Miami, FL 33131 Attn: Rick Mendez Fax: (305) 379-2013		899	$100,000

Glenn Oken 101 East Kennedy Boulevard Suite 3925 Tampa, FL 33602 Fax: (813) 222-8001		45	$5,000

Gary Talarico c/o Sun Capital Partners, Inc. 375 Park Avenue, Suite 1302 New York, NY 10152 Fax: (212) 588-1584		1,644	$182,917

Timothy Stubbs c/o Indalex, Inc. 75 Tri-State International, Suite 450 Lincolnshire, IL 60069		449	$50,000

TOTAL	0	3,037	$337,917

Exhibit A

Stockholders’ Agreement

See attached.

Exhibit B

Amended and Restated Certificate of Incorporation

See attached.